UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 19, 2006
                Date of Report (Date of earliest event reported)

                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                        333-42036                 95-4502724
          -------                       ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement
------------------------------------------------------

     On December 15, 2006, Soyo Group, Inc. entered into a Forbearance and Debt Payment Agreement with Eastech Electronics (Taiwan) Inc., which Agreement is attached as Exhibit 10.6 hereto. The Agreement contains certain representations and warranties, affirmative and negative covenants and events of default that are customary for such forbearance and debt payment agreements.

     On October 19, 2006, Soyo, Inc. entered into an Agreement with Corion Industrial Corp. USA, which Agreement governs Soyo, Inc.'s repayment of debt. This Agreement is attached as Exhibit 10.7 hereto.



Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c) Exhibits



Exhibit Number      Exhibit Title or Description

10.6                Forbearance and Debt Payment agreement, dated as of December
                    15, 2006.

10.7                Agreement, dated as of October __, 2006.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SOYO GROUP, INC.
                                                         (Registrant)


Date: December 22, 2006                         By:  /s/ NANCY CHU
                                                    -----------------------
                                                    Nancy Chu,
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit Number      Exhibit Title or Description

10.6                Forbearance and Debt Payment agreement, dated as of December
                    15, 2006.

10.7                Agreement, dated as of October __, 2006.